UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2021

Griffin Capital Essential Asset REIT, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-55605

Maryland	46-4654479
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1520 E. Grand Avenue, El Segundo, CA 90245
(Address of principal executive offices, including zip code)

(310) 469-6100
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
____________________	_________________	____________________
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
On March 1, 2021, Griffin Capital Essential Asset REIT, Inc. (the "Registrant") filed a Current Report on Form 8-K (the "Original Form 8-K") to disclose, among other things, the completion of its merger with Cole Office & Industrial REIT (CCIT II), Inc.
This amendment to the Original Form 8-K is being filed solely to include the historical financial statements and pro forma financial information required by Item 9.01.
Except as described in this Explanatory Note, no other information in the Original Form 8-K is modified or amended hereby. Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Original Form 8-K.
Item 9.01.    Financial Statements and Exhibits
(a) Financial Statements of Business Acquired.
The financial statements of CCIT II required by Item 9.01(a) are filed herewith as Exhibit 99.1, and are incorporated herein by reference.
(b) Pro Forma Financial Information.
The pro forma financial information required by Item 9.01(b), with respect to completion of the Mergers, is filed herewith as Exhibit 99.2, and is incorporated herein by reference.
(d) Exhibits

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP
99.1	Financial Statements of CCIT II Required by Item 9.01(a)
99.2	Pro Forma Financial Information Required by Item 9.01(b)

Signature(s)

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin Capital Essential Asset REIT, Inc.

Date: May 14, 2021	By:	/s/ Javier F. Bitar
Javier F. Bitar
Chief Financial Officer and Treasurer